KOREA EQUITY FUND, INC.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS
August 20, 2015

To the Shareholders of
Korea Equity Fund, Inc.:

Important Notice Regarding the Availability of Proxy Materials for Annual Meeting of Shareholders to be held on Thursday, August 20, 2015:  The Notice of Annual Meeting of Shareholders and Proxy Statement are available at www.proxy-direct.com/kef-26861.

Notice is hereby given that the 2015 Annual Meeting of Shareholders (the “Meeting”) of Korea Equity Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, on Thursday, August 20, 2015, at 10:30 a.m. to consider and vote on the following matters:

(1)           the election of two Directors to serve as Class III Directors, to serve for a term of three years and until their successors are duly elected and qualify; and

(2)           the transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on July 2, 2015 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

Shareholders are cordially invited to attend the Meeting.  Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose.  The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

Neil A. Daniele, Secretary

New York, New York
Dated:  July 20, 2015

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PROXY STATEMENT

KOREA EQUITY FUND, INC.

2015 ANNUAL MEETING OF SHAREHOLDERS
August 20, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2015 Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”), Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, on Thursday, August 20, 2015, at 10:30 a.m. The approximate mailing date of this Proxy Statement is July 22, 2015.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card or otherwise as provided.  Unless instructions to the contrary are marked, proxies will be voted FOR the election of two Class III Directors (Proposal 1).

Any proxy may be revoked at any time prior to the Meeting by giving written notice of the revocation to the Secretary of the Fund at the Fund’s address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.

Only shareholders can attend the Meeting and any adjournment or postponement.  To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list.  If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification.  Only shareholders of record present in person or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

The Board of Directors has fixed the close of business on July 2, 2015 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement.  Shareholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.  As of July 2, 2015, the Fund had outstanding 9,740,623 shares of Common Stock, par value $0.10 per share.

The Board knows of no business other than the proposal described in this Proxy Statement that is proposed to be presented at the Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

The Fund sends annual and semi-annual reports to shareholders.  The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report to shareholders upon request to the Fund at Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316 (or call 1-800-833-0018).  Shareholders may call the number above to obtain directions to the meeting and vote in person.

PROPOSAL 1.  ELECTION OF DIRECTORS

The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify.  Each year the term of office of one class will expire.  The Class III Director nominees proposed in this Proxy Statement are currently Directors of the Fund.  The other current Directors consist of two Class I Directors and one Class II Director, who serve until the annual meetings of shareholders in 2016 and 2017, respectively, and their successors are duly elected and qualify.

Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies.  If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Nominees Proposed for Election as Class III Directors

Rodney A. Buck and David B. Chemidlin have been nominated by the Board to serve as Class III Directors for a term expiring at the Annual Meeting of Shareholders to be held in 2018 and until their successors are duly elected and qualify.  Messrs. Buck and Chemidlin have served as Directors of the Fund since 2006.  The nominees have indicated an intention to continue to serve if elected and have consented to being named in this Proxy Statement.

Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying proxy card to cast each vote FOR the election of Messrs. Buck and Chemidlin as Class III Directors.

The Board of Directors knows of no reason why the Class III Director nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.  Messrs. Buck and Chemidlin are not “interested persons” of the Fund within the meaning of the Investment Company Act. It is currently expected that any such substitute nominee(s) for Messrs. Buck and Chemidlin will similarly not be “interested persons” of the Fund.

Biographical and other information relating to the nominees for election as Class III Directors of the Fund is set out below.

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director***	Other Public Directorships Held by the Director

Rodney A. Buck (67)* Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Class III Director and Chairman of the Board	Director since 2006; Chairman of the Board since 2010	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth- Hitchcock Health Care Investment Committee since 2011.	Two registered investment companies consisting of two portfolios	None
David B. Chemidlin (58)* Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	Two registered investment companies consisting of two portfolios	None

_______________________
*
Each Class III Director is also a director of Japan Smaller Capitalization Fund, Inc., for which NAM-U.S.A. acts as manager and Nomura Asset Management Co., Ltd. (“NAM”) acts as investment adviser, and is a member of the Audit, Nominating, and Governance and Compliance Committees of Japan Smaller Capitalization Fund, Inc. and of the Fund.  Mr. Buck is the Chair of the Governance and Compliance Committees and Mr. Chemidlin is the Chair of the Audit Committees.

**
If each Class III Director nominee is elected by the shareholders and qualifies, he will serve as a Class III Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2018 and when his successor is elected and qualifies or until his earlier resignation or removal.

***	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc. and Nomura High Yield Fund.

Information Regarding Other Directors

The following tables contain information about Class I and Class II Directors, whose terms will continue after the Meeting.

Class I Directors

Biographical and other information relating to the Class I Directors of the Fund is set out below.

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Terms of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Public Directorships Held by the Director
E. Han Kim (69)* Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Class I Director	Director since 2010	Business Administration Professor at Ross Business School, University of Michigan since 1980; Advisor to CEO of Taubman Company since 2009; Advisor to CEO of POSCO from 2008 to 2009.	Two registered investment companies consisting of two portfolios	None
Marcia L. MacHarg (66)* Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Class I Director	Director since 2013
Partner, Debevoise &
Plimpton LLP,
1987-2012; Of
Counsel, Debevoise &
Plimpton LLP since
2013; Trustee, Board of
Trustees of Smith
College since 2014 and
Vice Chair of the Audit
Committee of the
Board since 2015;
Member of the
Executive Committee
				Two registered investment companies consisting of two portfolios	None

of the Friends of Smith College Libraries since 2013.

___________________
*
Each Class I Director is also a director of Japan Smaller Capitalization Fund, Inc., for which NAM-U.S.A. serves as manager and NAM acts as investment adviser, and is a member of the Audit, Nominating, and Governance and Compliance Committees of Japan Smaller Capitalization Fund, Inc. and the Fund.  Ms. MacHarg is the chair of the Nominating Committees.

**	Each Class I Director serves as a Class I Director for a term ending in 2016 and until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Class II Director

Biographical and other information relating to the Class II Director of the Fund is set out below.

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Public Directorships Held by the Director
Yutaka Itabashi (49)* c/o Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	President and Class II Director	President and Director since 2013
Senior
Managing
Director of
NAM since
April 2015;
President and
Chief Executive
Officer of
NAM-U.S.A.
and President of
Nomura Global
Alpha LLC
(“NGA”) since
2013; Managing
Director of
NAM from 2012
to 2013; Senior
Managing
Director of
Nomura Funds
Research and
Technologies
Co., Ltd. from
2009 to 2012.
				Two registered investment companies consisting of two portfolios	None

___________________
*
Mr. Itabashi is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. and NAM. Mr. Itabashi is also a director of Japan Smaller Capitalization Fund, Inc., for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser.

**	The Class II Director serves as a Class II Director for a term ending in 2017 and until his successor is elected and qualifies or until his earlier resignation or removal.

Information About the Directors’ Experience, Qualifications, Attributes and Skills

The Board believes that each of the Directors (including each nominee) has the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to serve in such capacity in light of the Fund’s business and structure.  Each Director has a substantial business and professional background and/or board experience that indicate the Director’s ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him or her.  A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of or in a substantial advisory capacity for the Fund and another fund in the Fund Complex; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth above.  In particular, with regard to Mr. Buck, the Board of Directors considered his strong background in the investment management industry, believing in particular that Mr. Buck’s experience as the chief executive officer of an investment advisory firm and chief investment officer of a life insurance holding company is very valuable to the Fund.  Mr. Buck is also currently Chairman of the Dartmouth-Hitchcock Investment Committee which is responsible for the investment management of sizable endowment and pension funds.  With regard to Mr. Chemidlin, the Board of Directors considered his significant experience, expertise and background with regard to finance, accounting and auditing matters, having been a CPA and serving as corporate controller at two major media organizations over the past 25 years.  With regard to Mr. Kim, the Board of Directors considered his substantial academic and professional background, including his leadership position at the graduate business school at the University of Michigan, his strong background and experience in Asia and his experience in corporate governance matters as a director and consultant for major Korean corporations.  With regard to Ms. MacHarg, the Board of Directors considered her substantial knowledge, expertise and judgment obtained through serving as a partner at a major international law firm for 25 years, her professional accomplishments in a wide variety of complex international legal representations, including her deep experience in investment management matters, and her experience serving on the board of trustees of a major private college.  With regard to Mr. Itabashi, the Board of Directors considered his investment management background, financial skills and Asian investment expertise.

References to the experience, qualifications, attributes and skills of each Director are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do

not constitute holding out of the Board of Directors or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any such Director or on the Board.

Leadership Structure and Oversight Responsibilities of the Board of Directors

The Board is responsible for the oversight of the Fund’s operations.  The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund.  Each of the Board committees is chaired by an Independent Director.  The Directors have designated Mr. Buck, an Independent Director, to serve as the Chairman of the Board (the “Chairman”).  Mr. Buck has been active in investment management for over 30 years and, as indicated above, previously served as the chief executive officer of an investment advisory subsidiary of a life insurance complex and chief investment officer of the insurance holding company.

The Chairman presides at each Board meeting, establishes the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Directors and Fund management.  The Independent Directors believe that the utilization of an Independent Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Directors regularly meet as a group and the Chairman plays an important role in communicating with Fund management and in identifying matters of special interest to be addressed by Fund management with the Board.  The Chairman may also perform such other functions as may be requested by the Directors from time to time.  Designation as Chairman does not impose on such Director any duties or standards greater than or different from other Directors.

The Board of Directors’ risk management role within the Fund is one of informed oversight.  The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.  The Governance and Compliance Committee reviews and makes recommendations to the Board with respect to issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing Fund management.

The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity risk and legal, compliance and regulatory risks.  Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board of Directors at Board meetings.  The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks.  The Fund’s Chief Compliance Officer as well as various personnel of the manager and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs.  For example, the Audit Committee discusses the Fund’s risk management and controls over financial reporting with the independent registered public accounting firm engaged by the Fund.  The Board reviews valuation policies and procedures.  As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund.  The Board reviews its role in overseeing the Fund’s risk management from time to time and may make changes in its discretion at any time.

Additional Information Concerning Directors

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Governance and Compliance Committee and a standing Nominating Committee, each of which consists of all of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards.  The principal responsibilities of the Audit Committee, the Governance and Compliance Committee and the Nominating Committee are described below.  The Fund has no standing Compensation Committee.

During the fiscal year ended October 31, 2014, the Board of Directors held seven meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting.  The Governance and Compliance Committee met separately and as part of each quarterly meeting of the Board of Directors.  The current Directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served.  The Independent Directors attended at least 75% of the aggregate number of meetings of each Committee held during the fiscal year.  The Independent Directors retain independent legal counsel to assist them in connection with their duties in considering the Fund’s management and investment advisory contracts between NAM-U.S.A. and its affiliates and for such other legal matters as the Independent Directors request.

Report of the Audit Committee.  The following is a report by the Fund’s Audit Committee issued as of the date of this Proxy Statement regarding the responsibilities and functions of the Audit Committee.

Pursuant to the Audit Committee Charter, as updated and adopted by the Fund’s Board of Directors in October 2010, the Audit Committee’s principal responsibilities are to:  (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chair) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed by the Statement on Auditing Standards No. 114, as amended, and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the Public Company Accounting Oversight Board; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting.  A copy of the Audit Committee Charter can be found in the “Products” section of the Nomura Asset Management website at http://www.nomura.com/nam-usa/products/funds/index.shtml.

The Fund’s Board of Directors has determined that David B. Chemidlin is an “audit committee financial expert” and “independent,” as such terms are defined in Item 3 of Form N-CSR.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

In connection with the audit of the Fund’s financial statements for its fiscal year ended October 31, 2014, the Audit Committee received written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board from Ernst & Young LLP (“Ernst & Young”), the Fund’s independent accountants, and discussed with Ernst & Young certain matters required to be discussed by Statement on Auditing Standards No. 114.  The Audit Committee considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining the independence of those accountants.  At its meeting held December 18, 2014, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and Ernst & Young.  The Audit Committee discussed with Ernst & Young their independence and considered whether the provision of services by Ernst & Young to the Fund and to NAM-U.S.A. and its affiliates was compatible with maintaining Ernst & Young’s independence.  Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2014.

The Audit Committee’s Charter for the Fund requires the Audit Committee to pre-approve (a) all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act and (c) non-audit services to be provided to the Fund’s manager (and any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.

Submitted by the Audit Committee of the Board of Directors of the Fund

David B. Chemidlin, Chair Rodney A. Buck E. Han Kim Marcia L. MacHarg

Nominating Committee; Consideration of Potential Director Nominees.  The principal purpose of the Nominating Committee is to identify, evaluate, select, appoint or nominate candidates to fill vacancies among the Independent (i.e., non-interested) Directors of the Fund.  The Committee is also responsible for nominating those Independent Directors to be included as nominees of the Board in the Fund’s proxy materials.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s manager and its affiliates and other principal service providers.  The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group.

The Nominating Committee may consider potential director candidates recommended by Fund shareholders taking into account the same criteria applied to candidates identified by the Nominating Committee.  Candidates must not be “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act and must qualify as “independent” as defined in the New York Stock Exchange listing standards.  In considering candidates recommended by Fund shareholders, the Committee will take into account the provisions of the Committee’s charter and the objectives of the shareholders in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all shareholders.  The Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the SEC’s nominee information requirements found in Regulation 14A of the 1934 Act, as amended from time to time.  A copy of the Nominating Committee Charter can be found in the “Products” section of the Nomura Asset Management website at http://www.nomura.com/nam-usa/products/funds/index.shtml.

Shareholders recommending potential director candidates to the Nominating Committee must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chair.  Notice to the Nominating Committee’s Chair should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees.  Generally, the Committee meets at least annually to identify and evaluate nominees for Director and to make its recommendations to the Board.  The Committee may meet more frequently if vacancies on the Board occur during a given year.

The Nominating Committee has adopted the following criteria for selecting, and appointing or nominating Independent Directors:

(1)           The candidate must not be an “interested person” of the Fund and shall be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(2)           The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

(3)           The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance.  Knowledge of and experience in the Asia Pacific region are desirable attributes.

(4)           The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.

(5)           At least one Independent Director must qualify as an “audit committee financial expert,” as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

(6)           The candidate should have the ability to attend at least four in-person regular meetings per year and be available to participate by teleconference in meetings of the Committee and periodic special meetings of the Fund which may be called upon short notice.  The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officers employed by the investment managers for the Fund.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.  The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating potential director candidates.  Although the Nominating Committee has no specific policy regarding diversity, when considering nominees, the Nominating Committee generally evaluates the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund and leadership experience are complementary to the existing Directors’ qualities.

The Independent Directors have adopted a policy that Independent Directors may serve up to age 72.  An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria specified above and is able to participate in meetings of the Board of Directors and carry out his or her responsibilities.

The Nominating Committee met and, after discussion, recommended the re-election of Messrs. Buck and Chemidlin as Class III Directors by the Board and the shareholders of the Fund.  The Nominating Committee may modify its policies and procedures for Director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

Governance and Compliance Committee.  The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.  This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 under the Investment Company Act, including recommending to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer.  The Committee oversees the annual self-evaluation of the Independent Directors of the Fund and will address matters that the Committee considers relevant to the Independent Directors’ performance.  The Chair of the Governance and Compliance Committee will also serve as the Chairman of the Board of Directors of the Fund.  A copy of the Governance and Compliance Committee Charter can be found in the “Products” section of the Nomura Asset Management website at http://www.nomura.com/nam-usa/products/funds/index.shtml.

Communications with the Board of Directors.  Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to Korea Equity Fund, Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316).  Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder.

Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director.  Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must continue to meet all the requirements of Rule 14a-8, as amended from time to time.  See “Additional Information—Proposals of Shareholders” below.

Director Attendance at Shareholder Meetings.  The Fund has no formal policy regarding director attendance at shareholder meetings.  All of the members of the Board of Directors then in office were present at the Fund’s 2014 Annual Meeting of Shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the 1934 Act requires the officers and directors of the Fund and beneficial owners who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and representations from certain persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Compensation of Directors.  NAM-U.S.A. paid all of the compensation of the Fund’s Interested Director for the fiscal year ended October 31, 2014.  For the fiscal year ended October 31, 2014, the Fund paid each Independent Director an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings.  The Chairman of the Board was paid an additional annual fee of $5,000.  The Chairman of the Audit Committee was paid an additional annual fee of $1,000.  Such fees and expenses for Independent Directors for the fiscal year ended October 31, 2014 totaled $103,602.  Effective April 1, 2015, the Fund pays each Independent Director an annual fee of $17,000 plus $2,000 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings.  The Chairman of the Board is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee is paid an additional annual fee of $2,000.

The following table sets forth for the periods indicated compensation (not including expense reimbursements) paid by the Fund to its Directors and the aggregate compensation paid to the

Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:
Name of Director	Aggregate Compensation from Fund for its Fiscal Year Ended October 31, 2014	Pension or Retirement Benefits Accrued as Part of Fund Expenses for its Fiscal Year Ended October 31, 20134	Aggregate Compensation from Fund Complex Paid to Directors During the Calendar Year Ended December 31, 2014*
Rodney A. Buck	$27,500	None	$53,000
David B. Chemidlin	23,500	None	45,000
E. Han Kim	22,500	None	43,000
Marcia L. MacHarg	22,500	None	43,000
Yutaka Itabashi	0	None	0

____________________
*
In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2014.

Officers of the Fund.  Officers of the Fund are annually elected and appointed by the Directors and hold office during each annual term until they resign, are removed or are otherwise disqualified to serve.  Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Yutaka Itabashi (49)	President and Class II Director	Director and President since 2013
Senior Managing Director of NAM since
April 2015;  President and Chief Executive
Officer of NAM-U.S.A. and President of
NGA since 2013;  Managing Director of
NAM from 2012 to 2013; Senior Managing
Director of Nomura Funds Research and
Technologies Co., Ltd. from 2009 to 2012

Hiromichi Aoki (56)	Vice President	Vice President since 2011	Managing Director of NAM-U.S.A. since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London from 2006 to 2011

Maria R. Premole (52)	Vice President	Vice President since 2013	Vice President and head of Retail Product Management of NAM-U.S.A. since 2013; Associate of NAM-U.S.A. from 2008 to 2013

Neil Daniele (54)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-U.S.A.
since 2005 and Managing Director of NAM-
U.S.A. since 2007; Chief Compliance Officer
of NGA since 2008; Chief Compliance
Officer of Nomura Corporate Research and
Asset Management Inc. and Nomura Funds
Research and Technologies America, Inc.
since 2009; Corporate Secretary of
NAM-U.S.A. and NGA since 2013

Amy J. Marose (37)	Treasurer	Treasurer since 2013; Assistant Treasurer from 2011 to 2013	Controller and Treasurer of NAM-U.S.A. and Treasurer of NGA since 2013; Executive Director of NAM-U.S.A. since April 2015; Vice President of NAM-U.S.A. from 2009 to April 2015

*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.

**	Elected by and serves at the pleasure of the Board of Directors.

Stock Ownership.  Information relating to the share ownership by each Director at June 30, 2015 is as follows:
Name of Continuing Directors and Nominees	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Director Nominee
Continuing Directors
E. Han Kim	$10,001-$50,000	$50,001-$100,000
Marcia L. MacHarg	None	None
Yutaka Itabashi	None	None
Nominees
Rodney A. Buck	$50,001-$100,000	Over $100,000
David B. Chemidlin	$0-$10,000	$0-$10,000

As of June 30, 2015, the current Directors and officers of the Fund as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of the Fund.  Additionally, the Fund’s investment manager, NAM-U.S.A., owned an aggregate of less than 1% of the outstanding shares of the Fund.  At such date, all of the officers of the Fund as a group (five persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A., NAM, Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

City of London Investment Group PLC (“CLIG”) and City of London Investment Management Company Limited (together with CLIG, the “City of London”) have reported beneficial ownership of 4,016,276 shares of Common Stock of the Fund as of December 31, 2014.  City of London reported that such shares are owned by investment funds and third-party accounts it manages.  City of London is located at 77 Gracechurch Street, London EC3V 0AS, England.

Lazard Asset Management LLC (“Lazard”) has reported beneficial ownership of 1,839,498 shares of Common Stock of the Fund as of December 31, 2014.  Lazard, which is located at 30 Rockefeller Plaza, New York, NY 10112, reported that it acquired such shares for client accounts.

To the knowledge of the management of the Fund, based on SEC filings as of January 9, 2015 and February 5, 2015, respectively, the investors named above are the only beneficial owners of more than 5% of the Fund’s outstanding shares as of that date.  No filings on Schedule 13D or 13G have been made with respect to any period subsequent to such date, and the share ownership information does not reflect any transactions that may have occurred after such date.
Name of Beneficial Owner	Shares of Common Stock of the Fund Beneficially Owned	Percent of Common Stock of the Fund Beneficially Owned
City of London Investment Group PLC and City of London Investment Management Company Limited	4,016,276*	41.2%*

Lazard Asset Management LLC	1,839,498*	18.88%*
____________________
*	As of December 31, 2014.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund.  The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.  In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone.  The Fund has retained AST Fund Solutions, LLC (“AST”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm’s expenses.  AST is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Change in Accountants

During June 2015, Ernst & Young resigned as the independent registered public accountant of the Fund. The resignation of Ernst & Young was not the result of any disagreements with management. The Audit Committee and the Board of Directors of the Fund have approved the selection of McGladrey LLP as the independent registered public accounting firm to audit the Fund’s financial statements for its fiscal year ending October 31, 2015. During the two most recent fiscal years, Ernst & Young’s audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young on accounting principles or practices, financial statement disclosure, or audit scope, which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the disagreements in connection with their reports.

Independent Accountants’ Fees

The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve:  (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.

The following table sets forth the aggregate fees paid to Ernst & Young, independent accountants for the Fund, for the Fund’s fiscal years ended October 31, 2013 and October 31, 2014 for professional services rendered for:  (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund.  The Fund’s Audit Committee has determined that the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the Fund’s independent accountants.
Fiscal Year End	Audit Fees Charged to the Fund	Audit-Related Fees	Tax Fees	Financial Information Systems Design and Implementation Fees	All Other Fees
October 31, 2014	$41,500	$0	$10,000	$0	$10,600	*
October 31, 2013	41,500	0	10,000	0	10,600	*

_____________________
*	These fees relate to the procedures performed in connection with the review of the Fund’s filings with the Osaka Securities Exchange.

A representative from Ernst & Young is expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Voting Requirements

The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.  If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.  No additional notice, other than announcement at the Meeting, will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.

All votes will be cast by the proxy holders in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of the Class III Director nominees (Proposal 1).  Approval of the election of two Class III Directors to the Board of Directors requires the affirmative vote of a majority of the votes entitled to be cast in the election of directors, in person or by proxy.

Broker Non-Votes and Abstentions

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients, as well as the Japan Securities Depositary Center Inc. (“JASDEC”) holding shares of the Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to cast their votes on the proposal to be presented to the Meeting.  The Fund understands that under applicable rules, broker-dealers may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on certain matters to be considered if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.  Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the proxies are so designated are granted authority by broker-dealer firms to vote on the proposal to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”), as well as shares as to which proxies are returned by record shareholders but which are marked “abstain” on any proposal will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists.  However, abstentions and broker non-votes will not be counted as votes cast.  Therefore, abstentions and broker non-votes will have the same effect as a vote against the election of Director nominees.

Other Matters

With regard to any other business matters that may properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

Address of Manager, Investment Adviser and Investment Sub-Advisers

The current address of NAM-U.S.A. is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  The address of NAM is 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.  The address of Nomura Asset Management Hong Kong Limited is 30th Floor, Two International Finance Centre, 8 Finance Street, Central, Hong Kong.  The address of Nomura Asset Management Singapore Limited is 10 Marina Boulevard, Marina Bay Financial Centre Tower 2, #33-03 Singapore 018983.

Proposals of Shareholders

Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund, which is expected to be held in August 2016, must be received by the Fund for inclusion in its Proxy Statement and form of proxy relating to that meeting by March 22, 2016.  Written proposals with regard to the Fund should be sent to the Secretary of the Fund, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.

Shareholders wishing to present proposals at the next annual meeting of shareholders of the Fund that they do not wish to be included in the Fund’s proxy statement and form of proxy must send written notice of such proposals to the Secretary of the Fund, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, and such notice must be received by the Secretary no sooner than March 22, 2016 and no later than April 22, 2016 in the form and containing the information prescribed from time to time in the Fund’s Bylaws.

By Order of the Board of Directors

Neil A. Daniele, Secretary

New York, New York
Dated:  July 20, 2015

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY **KOREA EQUITY FUND, INC.** **PROXY**

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 20, 2015

This Proxy is solicited on Behalf of the Board of Directors. The undersigned shareholder of Korea Equity Fund, Inc., a Maryland corporation (the "Company"), hereby appoints Maria R. Premole and Neil A. Daniele as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, New York, New York, on Thursday, August 20, 2015, at 10:30 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for director and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

999 9999 9999 999	

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title

Signature

Signature (if held jointly)

Date

KEF_26861_062315

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CLASS III DIRECTOR NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

	FOR	WITHHOLD
01. Rodney A. Buck	☐	☐
02. David B. Chemidlin	☐	☐

2. In the discretion of such proxies, upon other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

KEF_26861_062315